PROSPECTUS

May 1, 2008

Supplemented March 9, 2009

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You under your group program. You may also request a copy of the Statement of Additional Information, which provides additional details about your coverage. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities, nor determined that this Contract is a good investment, nor has the SEC determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

GL.2008.106 ed. 03/2009

SUPPLEMENT DATED MARCH 9, 2009

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE

The following supplements the section “Summary of Charges and Expenses” on page 1 in the AICPA Group Variable Universal Life prospectus and applies only to those Certificates based on enrollment forms submitted on or after November 20, 2008:

SUMMARY OF CHARGES AND EXPENSES

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses. The table shows such charges for Certificates based on enrollment forms submitted on or after the date that is the later of November 20, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum – an amount equal to the effective annual rate of 0.90% Current charge – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[1,2]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $29.19 Minimum - $0.02

Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.27[3]
Net Interest on Loans[4]	Annually	1%
Additional Insurance Benefits[2]:
Child Term Insurance	Deducted from the annual refund, if any	$6.00[5]

Accidental Death & Dismemberment
Minimum and Maximum Charge	Monthly	Maximum - $0.03[5] Minimum - $0.02[5]

Charge for a Representative Participant	Monthly	Representative current charge - $.02[5]
Waiver Benefit[6]	Monthly	Maximum - $0.08[5] Minimum - $0.002[5]
Charge for a Representative Participant	Monthly	Representative current charge - $.02[5]

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting your registered representative.

2.

The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

3.	The representative maximum charge for cost of insurance is a sample rate charged for a 47 year old Covered Person, who is a male AICPA member in the Select rate class.
4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	Effective October 1, 2008, Prudential and the AICPA Insurance Trust have agreed to charge separately for the optional waiver benefit.

AICPA 103 Ed. 03/2009	1

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses*	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.57%

The following supplements the section “The Funds” on page 8 in the AICPA Group Variable Universal Life prospectus and applies only to those Certificates based on enrollment forms submitted on or after November 20, 2008:

The Funds

Set out below is a list of each available Fund, its investment objective and principal strategies, investment management fees and other expenses, and its investment advisor/investment manager.

Fund Names and Objectives

The Prudential Series Fund, Inc.

(Class I Shares)

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison 20/20 Focus Portfolio: The investment objective is long-term growth of capital. The Portfolio primarily invests in approximately 40 equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. The Portfolio may invest up to 20% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

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AllianceBernstein Variable Products Series Fund, Inc.

(Class A Shares)

AllianceBernstein International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research driven stock selection is the primary driver of the Portfolio’s return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio’s portfolio managers and the International Research Growth Portfolio Oversight Group, which are responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage allocation into each sector, use the Adviser’s research recommendations to assess investments for the Portfolio. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior growth and reasonable valuations.

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

Dreyfus Variable Investment Funds

(Initial Shares)

Dreyfus VIF - International Equity Portfolio: Seeks capital growth. To pursue its goal, the portfolio invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, preferred stocks and convertible securities including those purchased in initial public offerings.

DWS Variable Series II

(Class A Shares)

DWS Dreman Small Mid Cap Value VIP: The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

Lazard Retirement Series, Inc.

(Service shares)

Lazard Retirement Emerging Markets Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

T. Rowe Price Equity Series, Inc.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

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Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Money Market Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio.

AllianceBernstein L.P. ("the Adviser") is the investment adviser for the AllianceBernstein International Growth Portfolio and the AllianceBernstein Real Estate Investment Portfolio.

The Dreyfus Corporation ("Dreyfus") is the investment adviser for the Dreyfus VIF - International Equity Portfolio. The principal distributor of the portfolio and funds is "MBSC Securities Corporation" ("MBSC").

The investment advisor of the DWS Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”).

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter for the Lazard Retirement Emerging Markets Equity Portfolio.

The investment manager for each T. Rowe Price Equity Series, Inc. portfolio is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling Aon Benfield Securities, Inc. at (800) 223-7473. You should read the Fund prospectuses before You decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

AICPA 103 Ed. 03/2009	4

The following supplements the section “Cost of Insurance” on page 13 in the AICPA Group Variable Universal Life prospectus and applies only to those Certificates based on enrollment forms submitted on or after November 20, 2008:

•

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

The following supplements the section “Adjustment in the Death Benefit” on page 25 in the AICPA Group Variable Universal Life prospectus and applies only to those Certificates based on enrollment forms submitted on or after November 20, 2008:

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Effective March 9, 2009, there will no longer be a minimum loan amount and there will no longer be any restriction on the maximum amount or number of transfers out of the Fixed Account.

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Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Benfield Securities, Inc., Member FINRA, 159 East Country Line Road, Hatboro, PA 19040-1218, 1-800-223-7473. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

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